[LOGO OMITTED]
INVESCO


                 CIM HIGH YIELD SECURITIES - 2002 ANNUAL REPORT

     We are pleased to provide this annual report for CIM High Yield Securities (the "Fund") as of December 31, 2002. The following pages contain a listing of the Fund's holdings as well as the financial statements for the year.


MARKET REVIEW

     The high yield asset class remained volatile during 2002. Investor optimism, evident during the first quarter, was later overwhelmed by several high profile bankruptcies and concerns relating to corporate accounting, economic weakness and growing geopolitical risk. As a result, for the first nine months, the high yield market returned a disappointing -8.22%.

     However, in the fourth quarter, an improved outlook for the U.S. economy and a stabilization of corporate credit fundamentals lead to an improvement in investor sentiment. Consequently, the high yield market experienced positive mutual fund inflows of over $5 billion during the quarter. Spreads between high yield and treasuries narrowed considerably to 806 by year-end after reaching wides of 1057 in mid-October. This rally translated into a 6.89% return for the fourth quarter and consequently, a -1.89% return for the asset class for the year.

     For the year, the Fund's return at net asset value was -2.06% versus an average return of -5.86% for its peer group (Lipper High Current Yield Leverage Funds). On a market value basis, the Fund experienced a market value return* of -4.12%.


OUTLOOK

     Given this backdrop, we continue to take a selective approach in managing the CIM portfolio. While we are more optimistic on the broad market given recent stabilization in credit fundamentals and default statistics, we continue to expect performance to be volatile among individual sectors and issuers. Although the market should benefit broadly from a more sustained economic rebound, credit and sector selection remain critical. As visibility improves with respect to our economic outlook, we will look to increase our exposure to those companies best positioned to benefit from an economic turnaround.

     Note: market return from Merrill Lynch U.S. High Yield Master II Index





                                              INVESCO Institutional (N.A.), Inc.




* Market value return is based on market price and assumes investment at market price at the beginning of the period referenced, reinvestment of all distributions for the period, and sale of all shares at the closing common stock price at the end of the period referenced.

                             INVESCO PRIVACY NOTICE

At INVESCO 1, we recognize that you have entrusted with us your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we have established a policy to maintain the privacy of the information you share with us.


PERSONAL INFORMATION WE COLLECT

In the normal course of serving clients, we collect personal information about you, which may include:

     o Information we receive from you (such as your name and address) from your account application, investment management agreement or other documents you may deliver to us.

     o  Information about your investment transactions with us.


PERSONAL INFORMATION WE MAY DISCLOSE

We do not sell any information to any third parties. However, we occasionally disclose nonpublic personal information about you to affiliates and non-affiliates only as permitted by law or regulation. Specifically, we may disclose nonpublic personal information including:

     o Information to service providers in order to process your account transactions.

     o Your name and address to companies that assist us with mailing statements to you.

     o Information in connection with legal proceedings, such as responding to a subpoena.

The organizations that receive client information act on our behalf and use the information only to provide the services that we have asked them to perform for you and us. As emphasized above, we do not provide client or former client information including names, addresses, or client lists to outside companies except in furtherance of our business relationship with you, or as otherwise permitted by law.

Access to nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard our clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former clients.


1 This Privacy Notice applies to members of INVESCO  Institutional  (N.A.), Inc.
  of AMVESCAP PLC's family of investment adviser subsidiaries: INVESCO Institutional (N.A.), Inc., INVESCO Private Capital, Inc., INVESCO Senior Secured Management, Inc., and INVESCO Global Asset Management (N.A.), Inc.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

PRINCIPAL                                                                            VALUE
  AMOUNT                                                                             (NOTE 1)
----------                                                                          ----------
CORPORATE BONDS AND NOTES -- 118.6%
               CHEMICALS AND PLASTICS -- 7.9%
$  200,000     Equistar Chemical Funding, Sr. Notes, 10.125%, 09/01/08 ...........   $  183,000
   300,000     Hercules, Inc., Sr. Notes, 11.125%, 11/15/07 ......................      336,000
   500,000     Huntsman ICI Chemicals Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 ....      417,500
   400,000     Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 ..........      344,000
   200,000     OM Group, Sr. Sub. Notes, 9.250%, 12/15/11 ........................      109,000
   400,000     Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10 ..      362,000
                                                                                     ----------
                                                                                      1,751,500
                                                                                     ----------
               OIL AND GAS -- 7.6%
   525,000     Frontier Oil Corp., Sr. Notes, 11.750%, 11/15/09 ..................      543,375
   250,000     Sesi LLC, Sr. Notes, 8.875%, 05/15/11 .............................      256,250
   750,000     Swift Energy Co., Sr. Sub. Notes, 10.250%, 08/01/09 ...............      753,750
   100,000     Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625%, 04/01/12 ..........       65,500
   100,000     Tesoro Petroleum Corp., Sr. Sub. Notes, Series B, 9.625%, 11/01/08        68,500
                                                                                     ----------
                                                                                      1,687,375
                                                                                     ----------
               AUTO PARTS AND ACCESSORIES -- 7.4%
   300,000     Advance Stores Co., Inc., Sr. Sub. Notes, 10.250%, 04/15/08 .......      319,500
   300,000     Collins & Aikman Products, Sr. Sub. Notes, 11.500%, 04/15/06 ......      253,500
   100,000     Collins & Aikman Products, Sr. Notes, 10.750%, 12/31/11 ...........       95,750
   100,000     Dana Corp., Sr. Notes, 10.125%, 03/15/10 ..........................      101,750
   100,000     Dana Corp., Sr. Notes, 9.000%, 08/15/11 ...........................       97,000
   200,000     Delco Remy International, Inc., Sr. Sub. Notes, 11.000%, 05/01/09 .      104,000
   300,000     Dura Operating Corp., Sr. Sub. Notes, Series D, 9.000%, 05/01/09 ..      274,500
   300,000     Foamex LP, Sr. Notes, 10.750%, 04/01/09** .........................      211,500
   150,000     United Rentals, Inc., Sr. Sub Notes, Series B, 9.250%, 01/15/09 ...      123,375
   200,000     Venture Holdings Trust, Sr. Notes, 11.000%, 06/01/07+ .............       45,000
                                                                                     ----------
                                                                                      1,625,875
                                                                                     ----------
               LODGING AND CASINOS -- 7.4%
   250,000     Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750%, 02/15/09 ........      275,000
   200,000     Extended Stay America, Sr. Sub. Notes, 9.875%, 06/15/11 ...........      204,000
   300,000     Felcor Lodging LP, Sr. Notes, 9.500%, 09/15/08 ....................      307,500
   300,000     Host Marriott LP, Sr. Notes, Series G, 9.250%, 10/01/07 ...........      304,500
   200,000     Jacobs Entertainment, Sr. Notes, 11.875%, 02/01/09 ................      208,000
   150,000     Resort International Casino, Sr. Notes, 11.500%, 03/15/09 .........      136,500
   200,000     Wheeling Island Gaming, Sr. Notes, 10.125%, 12/15/09 ..............      207,000
                                                                                     ----------
                                                                                      1,642,500
                                                                                     ----------
               BUILDING AND DEVELOPMENT -- 6.7%
   300,000     Associated Materials, Inc., Sr. Sub. Notes, 9.750%, 04/15/12 ......      318,000
   500,000     Atrium Companies, Inc., Sr. Sub. Notes, Series B, 10.500%, 05/01/09      487,500
   400,000     Nortek, Inc., Sr. Sub. Notes, Series B, 9.875%, 06/15/11 ..........      402,500
   300,000     WCI Communities, Inc., Sr. Sub. Notes, 9.125%, 05/01/12 ...........      271,500
                                                                                     ----------
                                                                                      1,479,500
                                                                                     ----------

                       See Notes to Financial TStatements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

PRINCIPAL                                                                              VALUE
 AMOUNT                                                                               (NOTE 1)
----------                                                                           ----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               ELECTRONICS/ELECTRIC -- 6.7%
$  100,000     Avaya, Inc., Sr. Notes, 11.125%, 04/01/09 .........................   $   91,000
   400,000     Chippac International Ltd., Sr. Sub. Notes, Series B,
               12.750%, 08/01/09 .................................................      422,000
   200,000     Fairchild Semiconductor, Sr. Sub. Notes, 10.375%, 10/01/07 ........      211,000
   375,000     SCG Holding & Semiconductor Co., Sr. Sub. Notes, 12.000%, 08/01/09       166,875
   150,000     Sanmina Corp., Sr. Notes, 10.375%, 01/15/10** .....................      152,250
   200,000     Solectron Corp., Sr. Notes, 9.625%, 02/15/09 ......................      196,000
   300,000     Wesco Distribution, Inc., Sr. Sub. Notes, Series B, 9.125%, 06/01/08     241,500
                                                                                     ----------
                                                                                      1,480,625
                                                                                     ----------
               CABLE AND SATELLITE TELEVISION -- 6.4%
   350,000     Charter Communications, Sr. Notes, 10.250%, 01/15/10 ..............      157,500
   500,000     Charter Communications, Sr. Notes, 11.125%, 01/15/11 ..............      228,750
   200,000     CSC Holdings, Inc., Sr. Sub. Notes, 7.250%, 07/15/08 ..............      187,250
   500,000     Insight Midwest, Sr. Notes, 10.500%, 11/01/10 .....................      488,750
   400,000     Mediacom LLC, Sr. Notes, 9.500%, 01/15/13 .........................      362,000
                                                                                     ----------
                                                                                      1,424,250
                                                                                     ----------
               WIRELESS COMMUNICATIONS -- 6.3%
   150,000     AT&T Wireless Services, Inc., Sr. Notes, 8.125%, 05/01/12 .........      151,043
   400,000     Crown Castle International Corp., Sr. Notes, 9.375%, 08/01/11 .....      334,000
   500,000     Nextel Communications, Sr. Notes, 9.375%, 11/15/09 ................      455,000
   250,000     Nextel Partners, Inc., Sr. Notes, 12.500%, 11/15/09 ...............      226,250
   175,000     Rural Cellular Corp., Sr. Sub. Notes, 9.750%, 01/15/10 ............      105,875
   150,000     Triton PCS, Inc., Sr. Sub Notes, 9.375%, 02/01/11 .................      125,250
                                                                                     ----------
                                                                                      1,397,418
                                                                                     ----------
               WIRELINE -- 5.8%
   750,000     Level 3 Communications, Sr. Notes, 11.250%, 03/15/10 ..............      476,250
   600,000     Qwest Capital Funding, Sr. Notes, 7.000%, 08/03/09 ................      387,000
   300,000     Qwest Capital Funding, Sr. Notes, 7.900%, 08/15/10 ................      196,500
   350,000     Time Warner Telecommunications, Inc., Sr. Notes, 10.125%, 02/01/11       190,750
                                                                                     ----------
                                                                                      1,250,500
                                                                                     ----------
               FOOD SERVICE -- 5.4%
   350,000     Buffets, Inc., Sr. Sub. Notes, 11.250%, 07/15/10** ................      332,500
   250,000     Di Giorgio Corp., Sr. Notes, Series B, 10.000%, 06/15/07 ..........      246,875
   300,000     Dominos, Inc., Sr. Sub. Notes, Series B, 10.375%, 01/15/09 ........      325,500
   300,000     Sbarro, Inc., Sr. Notes, 11.000%, 09/15/09 ........................      280,500
                                                                                     ----------
                                                                                      1,185,375
                                                                                     ----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

PRINCIPAL                                                                              VALUE
 AMOUNT                                                                               (NOTE 1)
----------                                                                           ----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               FOOD/DRUG RETAILERS -- 5.0%
$  300,000     Fleming Companies, Inc., Sr. Sub. Notes, 10.625%, 07/31/07 ........   $  196,500
   100,000     Fleming Companies, Inc., Sr. Sub. Notes, 9.875%, 05/01/12 .........       58,500
   300,000     Friendly Ice Cream, Sr. Notes, 10.500%, 12/01/07 ..................      297,750
   200,000     Great Atlantic & Pacific Tea Co., Sr. Notes, 9.125%, 12/15/11 .....      147,000
   400,000     Stater Brothers Holdings, Sr. Notes, 10.750%, 08/15/06 ............      408,000
                                                                                     ----------
                                                                                      1,107,750
                                                                                     ----------
               INDUSTRIAL MACHINERY/COMPONENTS -- 4.7%
   200,000     Case Credit Corp., Sr. Notes, 6.750%, 10/21/07 ....................      153,173
   300,000     Dresser, Inc., Sr. Sub. Notes, 9.375%, 04/15/11 ...................      303,000
   350,000     Terex Corp., Sr. Sub. Notes, 10.375%, 04/01/11 ....................      330,750
   250,000     Trimas Corp., Sr. Sub. Notes, 9.875%, 06/15/12** ..................      248,750
                                                                                     ----------
                                                                                      1,035,673
                                                                                     ----------
               CONTAINERS/GLASS PRODUCTS -- 4.3%
   200,000     Berry Plastic, Sr. Sub Notes, 10.750%, 07/15/12 ...................      214,000
   200,000     Plastipak Holdings, Inc., Sr. Notes, 10.750%, 09/01/11 ............      211,250
   500,000     Riverwood International Corp., Sr. Notes, 10.625%, 08/01/07 .......      520,000
                                                                                     ----------
                                                                                        945,250
                                                                                     ----------
               PUBLISHING -- 4.0%
   700,000     American Media Operation, Sr. Sub. Notes, Series B, 10.250%,
               05/01/09 ..........................................................      728,000
   150,000     Dex Media East LLC, Sr. Sub. Notes, 12.125%, 11/15/12** ...........      166,875
                                                                                     ----------
                                                                                        894,875
                                                                                     ----------
               RAILROAD INDUSTRIES -- 3.2%
   700,000     Railamerica Transport, Sr. Sub. Notes, 12.875%, 08/15/10 ..........      703,500
                                                                                     ----------
               HEALTH CARE -- 2.6%
   250,000     Alaris Medical, Inc., Sr. Notes, Series B, 11.625%, 12/01/06 ......      283,438
   300,000     Insight Health Services, Sr. Sub. Notes, 9.875%, 11/01/11 .........      289,500
                                                                                     ----------
                                                                                        572,938
                                                                                     ----------
               UTILITIES -- 2.6%
   250,000     AES Corp., Sr. Notes, 9.500%, 06/01/09 ............................      154,375
   300,000     Calpine Corp., Sr. Notes, 8.625%, 08/15/10 ........................      129,000
   300,000     CMS Energy Corp., Sr. Notes, 9.875%, 10/15/07 .....................      285,316
                                                                                     ----------
                                                                                        568,691
                                                                                     ----------
               BROADCAST, RADIO AND TELEVISION -- 2.5%
   500,000     Echostar Broadband Corp., Sr. Notes, 10.375%, 10/01/07 ............      543,750
                                                                                     ----------
               ECOLOGICAL SERVICES AND EQUIPMENT -- 2.0%
   450,000     Allied Waste North America, Inc., Sr. Sub. Notes, 10.000%, 08/01/09      448,875
                                                                                     ----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

PRINCIPAL                                                                              VALUE
 AMOUNT                                                                               (NOTE 1)
----------                                                                           ----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
               PAPER FOREST PRODUCTS -- 1.8%
$  400,000     Fibermark, Inc., Sr. Notes, 10.750%, 04/15/11 .....................   $  406,000
                                                                                     ----------
               OFFICE/BUSINESS EQUIPMENT -- 1.8%
   150,000     Mail-Well I Corp., Sr. Sub. Notes, 8.750%, 12/15/08 ...............       98,250
   100,000     Mail-Well I Corp., Sr. Notes, 9.625%, 03/15/12 ....................       89,500
   225,000     Xerox Corp., Sr. Notes, 9.750%, 01/15/09 ..........................      217,125
                                                                                     ----------
                                                                                        404,875
                                                                                     ----------
               LEISURE GOODS, ACTIVITIES AND MOVIES -- 1.8%
   400,000     Six Flags, Inc., Sr. Notes, 9.750%, 06/15/07 ......................      390,000
                                                                                     ----------
               COSMETICS/PERSONAL CARE -- 1.7%
   400,000     Elizabeth Arden, Inc., Sr. Notes, Series B, 10.375%, 05/15/07 .....      378,000
                                                                                     ----------
               AEROSPACE -- 1.4%
   300,000     K & F Industries, Sr. Sub. Notes, 9.625%, 12/15/10** ..............      306,750
                                                                                     ----------
               AIRLINES -- 1.3%
   250,000     Continental Airlines, Inc., Sr. Notes, 8.000%, 12/15/05 ...........      123,750
   250,000     Northwest Airlines, Inc., Sr. Notes, 9.875%, 03/15/07 .............      161,250
                                                                                     ----------
                                                                                        285,000
                                                                                     ----------
               RETAIL -- 1.2%
   250,000     Mothers Work, Inc., Sr. Notes, 11.250%, 08/01/10 ..................      267,500
                                                                                     ----------
               APPAREL MANUFACTURERS -- 1.0%
   200,000     William Carter, Sr. Sub. Notes, 10.875%, 08/15/11 .................      219,000
                                                                                     ----------
               TOBACCO -- 1.0%
   200,000     Dimon, Inc., Sr. Notes, Series B, 9.625%, 10/15/11 ................      212,500
                                                                                     ----------
               FOOD-MEAT PRODUCTS -- 0.9%
   200,000     American Seafood, Sr. Sub Notes, 10.125%, 04/15/10 ................      205,000
                                                                                     ----------
               FINANCIAL INTERMEDIARIES -- 0.9%
   200,000     Western Financial Bank, Sr. Sub. Notes, 9.625%, 05/15/12 ..........      195,000
                                                                                     ----------
               PERSONAL SERVICES -- 0.9%
   200,000     Service Corp. International, Sr. Sub. Notes, 7.200%, 06/01/06 .....      191,000
                                                                                     ----------
               MANUFACTURING -- 0.8%
   200,000     Tekni-Plex, Inc., Sr. Sub Notes, Series B, 12.750%, 06/15/10 ......      188,000
                                                                                     ----------
               NON-FERROUS METALS -- 0.7%
   153,000     P&L Coal Holdings Corp., Sr. Sub. Notes, 9.625%, 05/15/08 .........      162,371
                                                                                     ----------
               HOME FURNISHINGS -- 0.7%
   150,000     Sealy Mattress Co., Sr. Sub. Notes, Series B, 9.875%, 12/15/07 ....      144,750
                                                                                     ----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

PRINCIPAL                                                                             VALUE
  AMOUNT                                                                             (NOTE 1)
----------                                                                          -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
            METAL FABRICATE/HARDWARE -- 0.6%
$ 150,000   Intermet Corp., Sr. Notes, 9.750%, 06/15/09 ..........................  $   135,750
                                                                                    -----------
            ADVERTISING -- 0.5%
  100,000   RH Donnelly Financial Corp., Sr. Sub. Notes, 10.875%, 12/15/12** .....      109,500
                                                                                    -----------
            TELEPHONE SERVICES -- 0.4%
  100,000   Sprint Capital Corp., Sr. Notes, 7.625%, 01/30/11 ....................       95,168
                                                                                    -----------
            APPAREL AND OTHER FINISHED PRODUCTS -- 0.4%
  100,000   Levi Strauss & Co., Sr. Notes, 7.000%, 11/01/06 ......................       87,500
                                                                                    -----------
            PIPE LINES NATURAL GAS -- 0.3%
  100,000   William Co., Inc., Sr. Notes, 8.125%, 03/15/12** .....................       68,500
                                                                                    -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $28,646,741) .................................................   26,198,384
                                                                                    -----------
FOREIGN BONDS -- 8.4%
            CABLE AND SATELLITE TELEVISION -- 0.4%
  500,000   Telewest Communications PLC, Sr. Notes, 11.250%, 11/01/08+ ...........       92,500
                                                                                    -----------
            CHEMICALS AND PLASTICS -- 1.9%
  100,000   Acetex Corp., Sr. Notes, 10.875%, 08/01/09 ...........................      106,500
  400,000   Avecia Group PLC, Sr. Notes, 11.000%, 07/01/09 .......................      314,000
                                                                                    -----------
                                                                                        420,500
                                                                                    -----------
            CONTAINERS/GLASS PRODUCTS -- 1.5%
   300,000  Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09 ...................      322,500
                                                                                    -----------
            FOREST PRODUCTS AND PAPER -- 1.5%
   350,000  Millar Western Forest, Sr. Notes, 9.875%, 05/15/08 ...................      334,250
                                                                                    -----------
            PUBLISHING -- 1.2%
   250,000  Yell Finance BV, Sr. Notes, 10.750%, 08/01/11 ........................      276,250
                                                                                    -----------
            WIRELESS COMMUNICATIONS -- 1.1%
   250,000  Rogers Cantel, Inc., Sr. Notes, 9.375%, 06/01/08 .....................      236,250
                                                                                    -----------
            UTILITIES -- 0.8%
   400,000  Calpine Corp., Sr. Notes, 8.500%, 05/01/08 ...........................      176,000
                                                                                    -----------
            WIRELINE -- 0.0%
   200,000  Marconi Corp PLC, Sr. Notes, 7.750%, 09/15/10 ........................       32,000
                                                                                    -----------
            TOTAL FOREIGN BONDS
              (Cost $2,550,559) ..................................................    1,890,250
                                                                                    -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

PRINCIPAL                                                                             VALUE
  AMOUNT                                                                             (NOTE 1)
----------                                                                          -----------
FOREIGN GOVERNMENT SECURITIES -- 2.3%
            FOREIGN SOVEREIGN -- 2.3%
$  110,000  Republic of Colombia, 9.750%, 04/23/09 ...............................  $   113,575
    70,000  Republic of Philippines, 10.625%, 03/16/25 ...........................       72,628
   119,045  Republic of Venezuela, 2.313%, 12/18/07 ..............................       92,103
   200,000  Russian Federation, 5.000%, 03/31/30 .................................      158,500
    58,800  Ukraine Government, 11.000%, 03/15/07 ................................       60,960
                                                                                    -----------
                                                                                        497,766
                                                                                    -----------
            TOTAL FOREIGN GOVERNMENT SECURITIES
              (Cost $473,311) ....................................................      497,766
                                                                                    -----------
SHORT TERM OBLIGATIONS -- 0.7%
  155,000   United States Treasury Bill, 1.150%***, 01/02/03 .....................      154,995
                                                                                    -----------
            TOTAL SHORT TERM OBLIGATIONS
              (Cost $154,995) ....................................................      154,995
                                                                                    -----------
TOTAL INVESTMENTS (Cost $31,825,606*) ...............................    130.0%      28,741,395
LIABILITIES LESS OTHER ASSETS (NET) .................................    (30.0)%     (6,630,140)
                                                                         -----      -----------
NET ASSETS ..........................................................    100.0%     $22,111,255
                                                                         =====      ===========

   * Aggregate cost for Federal income tax purposes.
  ** Security  purchased in a transaction  exempt from  registration  under Rule
     144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 *** Rate represents annualized yield at date of purchase.
   + Securities in default.

            At December 31, 2002, the Fund's credit quality allocation was as follows:

            STANDARD & POOR'S CREDIT RATING (UNAUDITED)
            -------------------------------
            AAA ......................................................     0.04%
            BBB ......................................................     0.85%
            BB .......................................................    13.02%
            B ........................................................    74.39%
            CCC ......................................................     9.39%
            CC .......................................................     1.69%
            C ........................................................     0.46%
            D ........................................................     0.16%

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS:
     Investments, at value (Cost $31,825,606) ..................................                     $ 28,741,395
     Cash ......................................................................                           11,450
     Interest receivable .......................................................                          846,780
                                                                                                     ------------
        Total Assets ...........................................................                       29,599,625
LIABILITIES:
     Notes payable (including accrued interest of $41,061) .....................       $7,441,061
     Investment advisory fee payable ...........................................            9,440
     Administration fee payable ................................................            3,395
     Custodian fees payable ....................................................              900
     Accrued expenses and other payables .......................................           33,574
                                                                                       ----------
        Total Liabilities ......................................................                        7,488,370
                                                                                                     ------------
NET ASSETS .....................................................................                     $ 22,111,255
                                                                                                     ============
NET ASSETS consist of:
     Shares of beneficial interest, $0.01 per share par value,
        issued and outstanding 6,016,382 .......................................                           60,164
     Paid-in capital in excess of par value ....................................                       45,752,008
     Accumulated net realized loss on investments sold .........................                      (20,616,706)
     Unrealized depreciation of investments ....................................                       (3,084,211)
                                                                                                     ------------
        Total Net Assets .......................................................                     $ 22,111,255
                                                                                                     ============
NET ASSET VALUE PER SHARE
   ($22,111,255 / 6,016,382 shares of beneficial interest outstanding) .........                     $       3.68
                                                                                                     ============
MARKET VALUE PER SHARE .........................................................                     $       3.64
                                                                                                     ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
     Interest ..................................................................                      $ 3,398,209
                                                                                                      -----------
EXPENSES:
     Interest expense ..........................................................         $191,340
     Investment advisory fee ...................................................          116,507
     Legal and audit fees ......................................................           79,756
     Miscellaneous .............................................................           57,193
     Trustees' fees and expenses ...............................................           48,000
     Administration fee ........................................................           40,161
     Custodian fees ............................................................           10,994
     Shareholder servicing agent fees ..........................................            7,757
                                                                                         --------
        Total Expenses .........................................................                          551,708
                                                                                                      -----------
NET INVESTMENT INCOME ..........................................................                        2,846,501
                                                                                                      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss on investments sold during the year .....................                       (1,971,724)
     Net change in unrealized appreciation/depreciation
        of investments during the year .........................................                       (1,479,336)
                                                                                                      -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ................................                       (3,451,060)
                                                                                                      -----------
NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...........................................................                      $  (604,559)
                                                                                                      ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2002


NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest received .........................................................     $  3,294,928
     Operating expenses paid ...................................................         (376,275)
                                                                                     ------------
Net cash provided by operating activities ......................................                      $ 2,918,653
Cash flows from investing activities:
     Increase in short-term securities, net ....................................          (92,208)
     Purchases of long-term securities .........................................      (12,522,589)
     Proceeds from sales of long-term securities ...............................       12,877,629
                                                                                     ------------
Net cash provided by investing activities ......................................                          262,832
                                                                                                      -----------
Net cash  provided by operating and investing  activities ......................                        3,181,485
Cash flows from financing activities:
     Interest payments on notes payable ........................................         (150,715)
     Principal payments on notes payable .......................................         (450,000)
     Distributions paid ........................................................       (2,577,176)
                                                                                     -------------
Net cash used in financing activities ..........................................                       (3,177,891)
                                                                                                      -----------
Net increase in cash ...........................................................                            3,594
Cash -- beginning of year ......................................................                            7,856
                                                                                                      -----------
Cash -- end of year ............................................................                      $    11,450
                                                                                                      ===========
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS TO NET CASH PROVIDED BY
     OPERATING AND INVESTING ACTIVITIES:
Net decrease in net assets resulting from operations ...........................                      $  (604,559)
     Interest expense ..........................................................          191,340
     Decrease in investments ...................................................        3,568,845
     Decrease in interest receivable ...........................................           41,120
     Decrease in prepaid expenses ..............................................            1,287
     Decrease in investment advisory fee payable ...............................           (1,364)
     Increase in administration fees payable ...................................              162
     Decrease in accrued expenses and other payables ...........................          (15,346)
                                                                                     ------------
          Total adjustments ....................................................                        3,786,044
                                                                                                      -----------
Net cash provided by operating and investing activities ........................                      $ 3,181,485
                                                                                                      ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR ENDED         YEAR ENDED
                                                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                               -----------------  -----------------
Increase/(decrease) in net assets from operations:
Net investment income ..........................................................   $ 2,846,501       $ 3,023,149
Net realized loss on investments sold during the year ..........................    (1,971,724)       (7,027,410)
Net change in unrealized appreciation/depreciation of
     investments during the year ...............................................    (1,479,336)        4,306,026
                                                                                   -----------       -----------
Net increase/(decrease) in net assets resulting from operations ................      (604,559)          301,765
                                                                                   -----------       -----------
Distributions to shareholders from:
     Net investment income .....................................................    (2,846,501)       (3,019,618)
     Return of capital .........................................................       (11,936)           (7,214)
                                                                                   -----------       -----------
        Total distributions ....................................................    (2,858,437)       (3,026,832)
                                                                                   -----------       -----------
Capital share transactions:
     Shares issued as reinvestment of dividends ................................       281,261           310,689
                                                                                   -----------       -----------
Net increase in net assets from Fund share transactions ........................       281,261           310,689
                                                                                   -----------       -----------
Net decrease in net assets .....................................................    (3,181,735)       (2,414,378)
NET ASSETS:
Beginning of year ..............................................................    25,292,990        27,707,368
                                                                                   -----------       -----------
End of year ....................................................................   $22,111,255       $25,292,990
                                                                                   ===========       ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.


                                        YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR     YEAR    YEAR      YEAR
                                       ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                      12/31/02 12/31/01 12/31/00 12/31/99 12/31/98* 12/31/97 12/31/96 12/31/95 12/31/94 12/31/93
                                      -------- -------- -------- -------- --------- -------- -------- -------- -------- --------
Operating performance:
Net asset value, beginning of year ..  $ 4.25   $ 4.71   $ 6.53   $ 6.91   $ 7.96    $ 7.69   $ 7.32   $ 7.11   $ 8.02   $  7.58
                                       ------   ------   ------   ------   ------    ------   ------   ------   ------   -------
Net investment income ...............    0.48     0.51     0.69     0.72     0.71      0.78     0.78     0.77     0.82      0.87
Net realized and unrealized
   gain/(loss) on investments .......   (0.57)   (0.46)   (1.82)   (0.39)   (1.07)     0.30     0.36     0.23    (0.89)     0.71
                                       ------   ------   ------   ------   ------    ------   ------   ------   ------   -------
Net increase/(decrease) in net
   assets resulting from
   investment operations ............   (0.09)    0.05    (1.13)    0.33    (0.36)     1.08     1.14     1.00    (0.07)    1.58
Change in net asset value from
   Fund share transactions ..........      --       --       --       --       --        --       --       --       --     (0.31)
Distributions:
Dividends from net
   investment income ................   (0.48)   (0.51)   (0.63)   (0.71)   (0.69)    (0.78)   (0.77)   (0.79)   (0.84)    (0.83)
Return of capital ...................      --#      --#   (0.06)      --       --     (0.03)      --       --       --       --
                                       ------   ------   ------   ------   ------    ------   ------   ------   ------   -------
Total from distributions ............   (0.48)   (0.51)   (0.69)   (0.71)   (0.69)    (0.81)   (0.77)   (0.79)   (0.84)    (0.83)
                                       ------   ------   ------   ------   ------    ------   ------   ------   ------   -------
Net asset value, end of year ........  $ 3.68   $ 4.25   $ 4.71   $ 6.53   $ 6.91    $ 7.96   $ 7.69   $ 7.32   $ 7.11    $ 8.02
                                       ======   ======   ======   ======   ======    ======   ======   ======   ======    ======
Market value, end of year ...........  $ 3.64   $ 4.29   $ 4.87   $ 5.25   $ 7.19    $ 8.31   $ 8.12   $ 7.87   $ 7.12    $ 7.87
                                       ======   ======   ======   ======   ======    ======   ======   ======   ======    ======
Total investment return
   (net asset value) ................   (2.06)%   0.72%  (18.76)%   4.93%   (4.95)%   14.50%   16.46%   14.31%   (0.86)%   17.22%(3)
                                       ======   ======   ======   ======   ======    ======   ======   ======   ======    ======
Total investment return
   (market value) ...................   (4.12)%  (1.78)%   4.58%  (18.89)%  (5.45)%   13.31%   14.38%   22.72%    0.99%    16.55%(3)
                                       ======   ======   ======   ======   ======    ======   ======   ======   ======    ======

Ratios to average net
   assets/supplemental data:
Net assets, end of year (in 000's) .. $22,111  $25,293  $27,707  $38,389  $40,567   $45,848  $43,495  $40,636  $38,678   $42,901
Ratio of net investment income to
   average net assets ...............   12.22%   11.11%   11.10%   10.76%    9.37%    10.08%   10.46%   10.32%   10.82%    11.17%
Ratio of operating expenses
   to average net assets (2) ........    1.55%    1.44%    1.22%    1.02%    1.02%     1.06%    1.10%    1.14%    0.95%     1.09%
Portfolio turnover rate (1) .........    40.2%    75.2%   118.8%    98.0%    62.4%    154.5%   172.2%    79.9%    50.6%    114.3%

----------------------------------

(1) This rate is, in general,  the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio  securities for a period and dividing it by the monthly average value of such securities during the year,  excluding short term securities.

(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 2.37%,
    3.17%,  3.89%,  3.13%,  2.98%,  3.06%,  3.19%, 3.52%, 2.80% and 2.63% for the years ended December 31, 2002, 2001, 2000, 1999,
    1998, 1997, 1996, 1995, 1994 and 1993, respectively.

(3) The total market value return for the year ended December 31, 1993,  adjusted for the dilutive  effect of the rights  offering completed in August of 1993, is 21.07%.  The total net asset value return for the year ended  December 31, 1993,  adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.89%.

  * On May 29, 1998 the Fund entered into a new  investment  advisory  agreement  with INVESCO  (NY),  Inc.  (now known as INVESCO
    Institutional (N.A.), Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.

  # Amount rounds to less than $0.005 per share.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more of the independent pricing services approved by the Board of Trustees. Such securities are valued at the mean of the closing bid and closing ask prices on the exchange where primarily traded.

      Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day).

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


      USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.


2.  INVESTMENT  ADVISORY  FEE,   ADMINISTRATION  FEE  AND  OTHER  RELATED  PARTY
TRANSACTIONS

      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO Institutional (N.A.), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per board meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).


3.   PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government and short-term investments, during the year ended December 31, 2002, amounted to $12,120,479 and $12,440,844, respectively.

      As of December 31, 2002, net unrealized depreciation was $3,084,211, of which $718,354 related to unrealized appreciation of investments and $3,802,565 related to unrealized depreciation of investments. As of December 31, 2002, book cost basis did not differ from tax cost basis.


4.   FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED                   YEAR ENDED
                                                         DECEMBER 31, 2002            DECEMBER 31, 2001
                                                       --------------------          -------------------
                                                       SHARES       AMOUNT           SHARES      AMOUNT
                                                       ------      --------          ------     --------
Issued as reinvestment of dividends ..............     70,062      $281,261          67,995     $310,689
                                                       ------      --------          ------     --------
Net increase .....................................     70,062      $281,261          67,995     $310,689
                                                       ======      ========          ======     ========

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


5.   NOTES PAYABLE

      The Fund currently has an $11 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended and Restated Credit Agreement (the "Agreement") dated as of September 18, 1992 and amended and restated as of May 23, 2002, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $11 million or 25% of its gross assets. Interest is payable at either the federal funds rate plus 0.75% or its applicable LIBOR rate plus 0.75%, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one tenth of one percent per annum of the average daily unused commitment amount. At December 31, 2002, the Fund had borrowings of $7,400,000 outstanding under this Agreement. During the year ended December 31, 2002, the Fund had an average outstanding daily balance of $7,721,288 with interest rates ranging from 1.875% to 2.750% and average debt per share of $1.29. For the year ended December 31, 2002, interest expense totaled $191,340 under this Agreement.


6.   CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2002, the Fund had available for Federal tax purposes unused capital loss carryforwards of $679,423, $253,172, $2,499,736, $133,391,
$4,838,652, $7,509,786, and $4,573,327 expiring in 2003, 2004, 2006, 2007, 2008,
2009, and 2010, respectively. In 2002, $330,065 of capital loss carryforward expired.


7.   RISK FACTORS

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing primarily (at least 80% of its total assets under normal circumstances) in "high yield", high risk fixed income securities. The Fund's use of leverage also increases exposure to capital risk. The Fund may invest 2-3% of its assets in emerging markets. Emerging markets may be subject to a substantially greater degree of social, political, and economic instability than is the case in domestic markets.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8.   DISTRIBUTIONS TO SHAREHOLDERS

      Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values. For the year ended December 31, 2002, differences in book and tax accounting have been reclassified to undistributed net investment income, accumulated realized gain
(loss) and paid in capital as follows:

                                 Increase Undistributed Net       Increase Accumulated Net
 Decrease Paid-In Capital            Investment Income                 Realized Gain
 ------------------------        --------------------------       ------------------------

         $342,000                          $11,936                        $330,064


      The tax character of distributions paid during 2002 and 2001 was as follows:


                                                  2002                 2001
                                                  ----                 ----
DISTRIBUTIONS PAID FROM:
Ordinary income ...........................     $2,846,501          $3,019,618
Return of capital .........................         11,936               7,214
                                                ----------          ----------
Total .....................................     $2,858,437          $3,026,832
                                                ==========          ==========

      As of December 31, 2002, the components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards .......................................   $20,487,487
Post-October losses ..............................................       129,219
Unrealized depreciation ..........................................     3,084,211
                                                                     -----------
Total accumulated deficit ........................................   $23,700,917

      Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

CIM HIGH YIELD SECURITIES
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
CIM High Yield Securities

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CIM High Yield Securities (the "Fund") as of December 31, 2002, and the related statements of operations and cash flows for the year ended December 31, 2002, and the statements of changes in net assets and financial highlights for each of the two years in the period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for the periods ended prior to December 31, 2001, were audited by other auditors whose report thereon dated February 2, 2001, expressed an unqualified opinion on these financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities at December 31, 2002, the results of its operations and its cash flows for the year ended December 31, 2002, and the statements of changes in its net assets and financial highlights for each of the two years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

February 7, 2003
Philadelphia, Pennsylvania

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (UNAUDITED)


         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below.

                                                                                    NUMBER
                                          TERM OF                               OF PORTFOLIOS
                                         OFFICE AND                                IN FUND
                          POSITION(S)    LENGTH OF                                 COMPLEX
                           HELD WITH        TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN      OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE 1   THE FUND        SERVED     DURING PAST FIVE YEARS      BY TRUSTEE       HELD BY TRUSTEE
------------------------  ----------     ----------   -----------------------   ------------     -------------------
NON-INTERESTED TRUSTEES:
------------------------
DR. DONALD RATAJCZAK      Chairman of     Trustee     Chairman and CEO of             1          Director, Ruby Tuesday, Inc.;
Age: 60                   the Board of   since 1987.  Brainworks Ventures, an                    Director, Morgan, Keegan &
                          Trustees                    enterprise and assets                      Company until March 30, 2001,
                                                      management business;                       remains a consulting economist;
                                                      Former Director,                           Director, Crown Crafts; Director,
                                                      Economic Forecasting                       TBC Corporation; Director, Regan
                                                      Center, Georgia State                      Holdings.
                                                      University; Professor,
                                                      Georgia State University
                                                      (retired June 30, 2000).


ROBERT G. WADE, JR.         Trustee       Trustee     Consultant to INVESCO,          1          Director, Pendragon.
Age: 75                                 since 1987.   Inc. from November 1996
                                                      to December 1998;
                                                      Chairman of the Board of
                                                      Chancellor Capital
                                                      Management, Inc. and its
                                                      subsidiaries from
                                                      January 1995 to November
                                                      1996.


JOHN F. NICKOLL             Trustee       Trustee     Director, Chairman,             1          Chairman of Wells Fargo Business
Age: 67                                 since 1987.   President and Chief                        Credit.
                                                      Executive Officer of The
                                                      Foothill Group Inc., a
                                                      commercial finance and
                                                      asset management
                                                      company.


DR. BRUCE H. OLSON          Trustee       Trustee     Professor of Finance,           1                    --
Age: 67                                 since 1987.   Miami University (Ohio)

---------------------------------
1 Address: 1166 Avenue of the Americas -- 27th Floor, New York, NY 10036.

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                                                                    NUMBER
                                          TERM OF                               OF PORTFOLIOS
                                         OFFICE AND                                IN FUND
                          POSITION(S)    LENGTH OF                                 COMPLEX
                           HELD WITH        TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE 1   THE FUND        SERVED      DURING PAST FIVE YEARS     BY TRUSTEE         HELD BY TRUSTEE
------------------------  ----------     ----------    -----------------------  ------------       -------------------
OFFICERS:
---------
A. GEORGE BAUMANN           President     Since 2002  Head of INVESCO's               --                    --
Age: 45                                               Institutional Fixed
                                                      Income at INVESCO since
                                                      January 2001; President
                                                      and CEO of PRIMCO
                                                      Capital Management
                                                      January 1998 - December
                                                      2000; President of
                                                      PRIMCO Capital
                                                      Management 1995-1998.


CINDY A. HAYES              Treasurer     Since 2002  Chief Financial Officer         --                    --
Age: 38                                               of INVESCO's
                                                      Institutional Fixed
                                                      Income Division since
                                                      January 2000; Controller
                                                      of PRIMCO Capital
                                                      Management, January 1996
                                                      - January 2000.


DEBORAH O'NEAL JOHNSON      Secretary     Since 2003  Associate General               --                    --
Age: 37                                               Counsel, INVESCO
                                                      Institutional (N.A.),
                                                      Inc., since 1997.

------------------------------------
* Address: 400 W. Market St., Suite 3300, Louisville, KY 40202-1662, unless otherwise noted.

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by PFPC (the "Agent") as agent under the Plan, unless such Shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the Shareholder by the Agent.

     Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the Shareholder's account, except in the circumstances described in the paragraph below.

     Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

     The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

     Information concerning the Plan may be obtained by calling PFPC Inc. at 1-800-331-1710, or by writing the Fund, c/o PFPC Inc., 101 Federal Street, Boston, MA 02110.

CIM HIGH YIELD SECURITIES
SHAREHOLDER VOTING RESULTS (UNAUDITED)


     At the Annual Meeting of Shareholders, held on October 11, 2002, the following matter was voted on and approved:


     The election of the following Trustees:

                TRUSTEE                        FOR              UNVOTED
                -------                        ---              -------

                Dr. Donald Ratajczak       5,179,084*           129,340
                Robert G. Wade             5,141,372+           167,097

                   *Represents 86.32% of the outstanding shares of the Fund. +Represents 85.69% of the outstanding shares of the Fund.

                                                      CIM
     ----------------------------------------------------------------------

                                                      HIGH YIELD SECURITIES




                                                              ANNUAL REPORT
                                                          DECEMBER 31, 2002

This report is sent to
shareholders of CIM High Yield
Securities for their
information. It is not a
Prospectus, circular or
representation intended for
use in the purchase or sale of
shares of the Fund or any
securities mentioned in the
report.


For Additional Information about
CIM High Yield Securities
Call 1-800-331-1710.




CIM 3192 12/02